Financial Assets at Fair Value through Other Comprehensive Income (Details) - Investments in equity instruments designated at fair value through other comprehensive income [member] $ in Thousands	Dec. 31, 2018 TWD ($)
Investments in equity instruments at FVTOCI	$ 6,979,925
Equity securities – listed stocks [Member]
Investments in equity instruments at FVTOCI	6,803,900
Equity securities – non-listed stocks [Member]
Investments in equity instruments at FVTOCI	$ 176,025